UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2025

HORIZON SPACE ACQUISITION I CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41578	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

1412 Broadway, 21st Floor, Suite 21V New York, NY 10018
(Address of principal executive offices)

(646) 257-5537

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Ordinary Share, $0.0001 par value, one redeemable Warrant to acquire one Ordinary Share, and one Right to acquire one-tenth of one Ordinary Share	HSPOU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	HSPO	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50	HSPOW	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-tenth of one Ordinary Share	HSPOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 27, 2025, Horizon Space Acquisition I Corp., a Cayman Islands exempted company (the “Company”) held an extraordinary general meeting in lieu of an annual meeting of shareholders (the “Shareholder Meeting”), where the shareholders of the Company approved, among others, the Company to amend the Investment Management Trust Agreement dated December 21, 2022, as further amended (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”) to provide that the Trustee must commence liquidation of the Company’s trust account (the “Trust Account”) by October 27, 2025, or, if further extended by up to six one-month extensions (the “Monthly Extension”), up to April 27, 2026. Upon the shareholders’ approval, on October 27, 2025, the Company and the Trustee entered into the amendment to the Trust Agreement.

A copy of the amendment to the Trust Agreement (the “Trust Amendment”) is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Trust Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Trust Amendment.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Shareholder Meeting, the shareholders of the Company approved the proposal to amend Articles 48.7 and 48.8 of the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) to provide that the Company must (i) consummate a business combination, or (ii) cease its operations except for the purpose of winding up if it fails to complete such Business Combination and redeem or repurchase 100% of the Company’s public shares included as part of the public units issued in the Company’s initial public offering, by October 27, 2025 (the “Termination Date”), and if the Company does not consummate a business combination by October 27, 2025, the Termination Date may be extended up to six times, each by a Monthly Extension, for a total of up to six months to April 27, 2025, without the need for any further approval of the Company’s shareholders.

In addition, at the Shareholder Meeting, the shareholders of the Company also approved the proposal to amend Articles 48.2, 48.4, 48.5, and 48.8 of the Charter (such amendment, together with the amendment mentioned in the last paragraph, the “Amended Charter”) to eliminate the limitation that the Company may not redeem the Company’s public shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions.

A copy of the Amended Charter is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference. The foregoing description of the Amended Charter does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Amended Charter.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 7, 2025, the record date of the Shareholder Meeting, there were 4,168,739 issued and outstanding Ordinary Shares, approximately 98.7% of which were represented in person or by proxy at the Shareholder Meeting.

The final results for the matter submitted to a vote of the Company’s shareholders at the Shareholder Meeting are as follows:

1. The NTA Requirement Amendment Proposal

The shareholders approved the proposal to amend Articles 48.2, 48.4, 48.5, and 48.8 of the Company’s Charter to eliminate the limitation that the Company may not redeem the Company’s public shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions. The voting results were as follows:

FOR	AGAINST	ABSTAIN
2,801,460	1,314,363	0

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2. The Charter Amendment Proposal

The shareholders approved the proposal to amend the Company’s Charter to provide that the Company must (i) consummate a business combination, or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s public shares included as part of the public units issued in the Company’s initial public offering, by October 27, 2025, and if the Company does not consummate a business combination by October 27, 2025, the Termination Date may be extended up to six times, each by a Monthly Extension, for a total of up to six months to April 27, 2026, without the need for any further approval of the Company’s shareholders. The voting results were as follows:

FOR	AGAINST	ABSTAIN
2,792,979	1,322,844	0

3. The Trust Amendment Proposal

The shareholders approved the proposal to amend the Trust Agreement to provide that the Trustee must commence liquidation of the Trust Account by October 27, 2025, or, if further extended by up to six Monthly Extensions, up to April 27, 2026. The voting results were as follows:

FOR	AGAINST	ABSTAIN
2,792,979	1,322,844	0

4. Director Re-election Proposal

The shareholders approved the proposal to approve the re-election of each of Mark Singh and Rodolfo Jose Gonzalez Caceres as Class II director of the Company to serve a three-year term until the third succeeding annual general meeting after this Shareholder Meeting or until his successor is appointed and qualified. The voting results were as follows:

(1) Mark Singh:

FOR	AGAINST	ABSTAIN
2,801,438	1,314,383	0

(2) Rodolfo Jose Gonzalez Caceres”

FOR	AGAINST	ABSTAIN
2,801,438	1,314,383	0

5. Auditor Appointment Proposal

The shareholders approved the proposal to approve the engagement of UHY LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The voting results were as follows:

FOR	AGAINST	ABSTAIN
2,801,440	1,314,383	0

Item 8.01. Other Events.

In connection with the votes to approve the NTA Requirement Amendment Proposal and the Charter Amendment Proposal, 1,764,505 Ordinary Shares of the Company were rendered for redemption. As a result, the Company has 2,404,234 Ordinary Shares issued and outstanding.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Special resolution of the shareholders of the Company to amend the Amended and Restated Memorandum and Articles of Association dated October 27, 2025
10.1	Amendment to the Investment Management Trust Agreement dated October 27, 2025, between the Company and Continental Stock Transfer & Trust Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Horizon Space Acquisition I Corp.

	By:	/s/ Mingyu (Michael) Li
	Name:	Mingyu (Michael) Li
	Title:	Chief Executive Officer

Date: October 28, 2025

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